UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

STANCORP FINANCIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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StanCorp
Financial Group SM
IMPORTANT ANNUAL MEETING INFORMATION 000004
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DESIGNATION (IF ANY)
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Vote by Internet
Go to www.envisionreports.com/sfg
Or scan the QR code with your smartphone
Follow the steps outlined on the secure website
Shareholder Meeting Notice
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Important Notice Regarding the Availability of Proxy Materials for the StanCorp Financial Group, Inc. Shareholder Meeting to be Held on May 12, 2014
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2014 Proxy Statement and 2013 Annual Report on Form 10-K are available at:
www.envisionreports.com/sfg
Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/sfg to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.
Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 1, 2014 to facilitate timely delivery.
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StanCorp
Financial Group SM
Shareholder Meeting Notice
The 2014 Annual Meeting of Shareholders of StanCorp Financial Group, Inc. will be held at the Hilton Portland Executive Tower, 545 SW Taylor Street, Portland, Oregon 97204, on Monday, May 12, 2014, at 11:00 a.m. Pacific time.
Items of Business:
1. Elect three Class III Directors and two Class I Directors;
2. Ratify the appointment of Deloitte & Touche USA LLP as our independent registered public accounting firm for 2014;
3. Amend the Articles of Incorporation to declassify the Board of Directors;
4. Advisory approval of executive compensation; and
5. Consider any other business properly brought before the Annual Meeting.
Management recommends a vote “FOR” all Nominees in Item 1, and “FOR” Items 2, 3, & 4.
The Board of Directors has fixed the close of business on March 7, 2014 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.
PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.
Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the Annual Meeting, where you may vote in person, can be found within our 2014 Proxy Statement on our website, www.stancorpfinancial.com.
Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.
If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.
Internet – Go to www.envisionreports.com/sfg. Click on Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.
Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.
Email – Send email to investorvote@computershare.com with “Proxy Materials StanCorp Financial Group, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.
To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 1, 2014.
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